CONSECO FUND GROUP

                         SUPPLEMENT DATED JULY 12, 2001
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                   DATED MAY 1, 2001 AND REVISED JULY 2, 2001

                                                  July 12, 2001

THE SECTION CAPTIONED "WAIVERS OF CONTINGENT DEFERRED SALES CHARGE FOR CLASS A, CLASS B AND CLASS C" ON PAGE 71 OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS REPLACED IN ITS ENTIRETY AS FOLLOWS:

WAIVERS OF CONTINGENT DEFERRED SALES CHARGE FOR CLASS A, CLASS B AND CLASS C

         To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

o Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70 _ (waiver applies only to amounts necessary to meet the required minimum amount). If Class B shares represent a part of a shareholder's total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the Class B shares bear to the total investment account.

o Death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

o Payments under a Systematic Withdrawal Plan ("SWP") not to exceed 10% of the account value per year. The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.